Filed Pursuant to Rule 497(e)
Registration No. 333-141093

GABELLI ESG FUND, INC. (the “Fund”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Supplement dated March 24, 2023, to the
Prospectus dated July 29, 2022
On February 16, 2023, the Board of Directors (the “Board”) of the Fund approved a change in the Fund’s name to the “Gabelli SRI Fund, Inc.” along with certain changes to the Fund’s principal investment strategies and techniques. The Fund filed an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Fund’s principal investment strategies and techniques, and corresponding changes to the Fund’s risks. This filing will be subject to review by the SEC and is expected to become effective on or around 60 days after filing (the “Effective Date”). It is currently expected that these changes will become effective on or about May 23, 2023.
Currently, the Fund seeks to achieve its investment goal of capital appreciation by investing substantially all, and in any case no less than 80%, of its assets in common and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the time of investment. As described in the Prospectus, under normal market conditions, the Fund invests its assets in stocks that are listed on a recognized securities exchange or similar market, such as the National Market System of the Financial Industry Regulatory Authority, Inc. The Fund may also invest in foreign securities, including those in emerging markets, and in securities that are convertible into common stocks. The Fund focuses on investments in companies whose securities are trading at a material discount to their private market value (“PMV”). PMV is the value the Fund’s investment adviser, Gabelli Funds, LLC (the “Adviser”), believes informed investors would be willing to pay for a company.
As of the Effective Date, the Fund plans to seek to achieve its investment objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the time of investment. The Fund may also invest in foreign securities and in securities that are convertible into common stocks. The Fund will focus on investments in companies whose securities appear to be underpriced relative to their PMV, which is the value the Adviser believes informed investors would be willing to pay for a company. There can be no assurance that the Fund will be able to achieve its investment objective.
Under the new investment strategy, the Adviser will employ a social screening overlay process on a pro‑active basis at the time of investment to identify companies that meet Fund’s social guidelines. Pursuant to these guidelines, the Fund will not invest in companies that derive more than 10% of their revenues from the following areas: Tobacco, Cannabis, Alcohol, Gambling, or Weapons production. The Adviser will monitor each holding of a socially responsible company on a continuous basis to ensure its compliance with the Fund’s social guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV.
In accordance with the new investment strategy, after identifying companies that satisfy these social criteria, the Adviser then will invest in securities of companies that the Adviser believes are trading at a material discount to PMV. The Adviser will monitor each holding on a regular basis to ensure its compliance with the Fund’s guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or if there is a change to an underlying industry or company that the Adviser believes may negatively affect the value of such securities.
Once the changes to the Fund’s name and principal investment strategies and techniques become effective, an updated Prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated Prospectus will include additional information about the changes to the Fund’s principal investment strategies, techniques and risks. Please read the Prospectus carefully.
Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.